PIONEER FAMILY OF FUNDS

                                AMENDMENT NO. 6
                                      TO
                  MASTER INVESTMENT COMPANY SERVICE AGREEMENT

                               December 1, 2012

   WHEREAS, each Customer listed on Exhibit A hereto, as amended from time to time (each a "Customer"), and Pioneer Investment Management Shareholder Services, Inc., a Massachusetts corporation with its principal place of business at 60 State Street, Boston, Massachusetts 02109 ("PIMSS"), have entered into a Master Investment Company Service Agreement, dated Mach 4, 2003 (as amended, the "Agreement"); and

   WHEREAS, each Customer and PIMSS desires to further amend the Agreement.

   NOW THEREFORE, the Agreement is amended as follows:

   Exhibit A (List of Customers) to the Agreement is amended by deleting it in its entirety and replacing it with Exhibit A (List of Customers) attached hereto.

   IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the 1st day of December 2012.


EACH CUSTOMER LISTED ON EXHIBIT A    PIONEER INVESTMENT
ATTACHED HERETO (SEVERALLY AND       MANAGEMENT SHAREHOLDER
NOT JOINTLY)                         SERVICES, INC.


By: /s/ Christopher J. Kelley        By: /s/ Mark D. Goodwin
-----------------------------	     -----------------------
Name:  Christopher J. Kelley         Name:  Mark D. Goodwin
Title: Secretary                     Title: President


                                   EXHIBIT A

                  MASTER INVESTMENT COMPANY SERVICE AGREEMENT
                               December 1, 2012

    Pioneer Bond Fund
    Pioneer Emerging Markets Fund
    Pioneer Equity Income Fund
    Pioneer Equity Opportunity Fund
    Pioneer Fund
    Pioneer High Yield Fund
    Pioneer Ibbotson Asset Allocation Series, a series trust consisting of:
       Pioneer Ibbotson Conservative Allocation Fund
       Pioneer Ibbotson Moderate Allocation Fund
       Pioneer Ibbotson Growth Allocation Fund
       Pioneer Ibbotson Aggressive Allocation Fund
    Pioneer Independence Fund
    Pioneer Mid Cap Value Fund
    Pioneer Money Market Trust, as series trust consisting of:
       Pioneer Cash Reserves Fund
    Pioneer Real Estate Shares
    Pioneer Research Fund
    Pioneer Series Trust I, a series trust consisting of:
       Pioneer Oak Ridge Large Cap Growth Fund
       Pioneer Oak Ridge Small Cap Growth Fund
       Pioneer Select Mid Cap Growth Fund
    Pioneer Series Trust II, a series trust consisting of:
       Pioneer AMT-Free Municipal Bond Fund
       Pioneer Growth Opportunities Fund
    Pioneer Series Trust III, a series trust consisting of:
       Pioneer Fundamental Value Fund
    Pioneer Series Trust IV, a series trust consisting of:
       Pioneer Classic Balanced Fund
       Pioneer Government Income Fund
       Pioneer Multi-Asset Income Fund
    Pioneer Series Trust V, a series trust consisting of:
       Pioneer Global Equity Fund
       Pioneer High Income Municipal Fund
       Pioneer Disciplined Growth Fund
       Pioneer Disciplined Value Fund
    Pioneer Series Trust VI, a series trust consisting of:
       Pioneer Floating Rate Fund
       Pioneer Multi-Asset Real Return Fund
    Pioneer Series Trust VII, a series trust consisting of:
       Pioneer Global High Yield Fund
       Pioneer Global Aggregate Bond Fund
       Pioneer Emerging Markets Local Currency Debt Fund
        Pioneer Series Trust VIII, a series trust consisting of:
           Pioneer International Value Fund
        Pioneer Series Trust X, a series trust consisting of:
           Pioneer Absolute Return Credit Fund
           Pioneer Fundamental Growth Fund
           Pioneer Multi-Asset Ultrashort Income Fund
        Pioneer Short Term Income Fund
        Pioneer Strategic Income Fund
        Pioneer Value Fund
        Pioneer Variable Contracts Trust, a series trust consisting of:
           Pioneer Bond VCT Portfolio
           Pioneer Emerging Markets VCT Portfolio
           Pioneer Equity Income VCT Portfolio
           Pioneer Fund VCT Portfolio
           Pioneer Fundamental Value Fund
           Pioneer Growth Opportunities VCT Portfolio
           Pioneer High Yield VCT Portfolio
           Pioneer Ibbotson Growth Allocation VCT Portfolio
           Pioneer Ibbotson Moderate Allocation VCT Portfolio
           Pioneer Mid Cap Value VCT Portfolio
           Pioneer Real Estate Shares VCT Portfolio
           Pioneer Strategic Income VCT Portfolio